Exhibit 10.4

Service Mark License Agreement
THIS SERVICE MARK LICENSE AGREEMENT (“Service Mark License Agreement”) is made effective this 8th day of December 2016 by and between Pattern Energy Group Inc., a Delaware corporation having its principal place of business at Pier 1, Bay 3, San Francisco, CA 94111 (hereinafter “Licensor”) and Pattern Energy Group 2 LP, a Delaware limited partnership having a place of business at Pier 1, Bay 3, San Francisco, CA 94111 (hereinafter “Licensee”).
WHEREAS Licensor owns the service marks PATTERN, PATTERN ENERGY, PATTERN ENERGY GROUP, PATTERN & design (), design (), PATTERN DEVELOPMENT, PATTERN DEVELOPMENT and design (), PATTERN RENEWABLES, PEG LP and PATTERN RENEWABLES DEVELOPMENT, all for use in connection with energy, energy finance, and energy brokerage services, including but not limited to those services that are identified with particularity in the attached Schedule of Marks at Appendix A (the “Marks,” each, a “Mark”);
WHEREAS Licensor owns certain service mark registrations and pending applications for service mark registration in the United States, Canada, and Chile, which service mark registrations and pending applications are identified more particularly in the Schedule of Marks at Appendix A hereto (the “Registrations” and the “Applications”);
WHEREAS Licensee desires to utilize certain of the Marks in connection with the offering, sale, and rendering of energy development services, including but not limited to those energy development services that are identified with greater particularity in the Schedule of Marks (the “Licensed Services”);
NOW, THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the parties agree as follows:
Article 1: Grant of License

1.1
Upon the terms and conditions set forth herein, Licensor hereby grants to Licensee, and Licensee hereby accepts, a non-exclusive license to utilize the Marks in connection with the offering, sale and rendering of the Licensed Services (“License”).

Article 2. Territory, Term, Consideration

2.1	Territory. The License granted herein shall extend throughout the world (the “Territory”).

2.2
Term. The License shall be effective as of the date set forth in the first line of this Service Mark License Agreement From Licensor to Licensee and shall continue in perpetuity, unless sooner terminated in accordance with Article 9 (“Term”). If a different effective date is set forth in each counterpart of this Service Mark License Agreement From Licensor to Licensee, or if no date is set forth in either counterpart, then the Term shall commence as of the execution date of the last-executed counterpart of this Service Mark License Agreement From Licensor to Licensee.

2.3
Consideration. The License is provided to Licensee on a royalty-free basis, and the parties expressly agree that Licensee’s commitment to use the Marks, thereby enhancing their strength and reach, shall constitute good and sufficient consideration for the rights granted hereunder.

Article 3: Manner of Use of Mark

3.1	Presentation of Marks. Licensee agrees to comply with any reasonable requirements established by Licensor concerning the style, design, display, and use of the Marks.

3.2
Registration Symbol. Within sixty (60) days following receipt of Notice that a Mark has been registered in a particular jurisdiction, Licensee shall cause the superscripted ® symbol to appear immediately to the right of said Mark in all advertising and promotional matter circulated within the jurisdiction in which the Mark is registered.

1

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP

Exhibit 10.4

3.3
Legal Notice, United States. If Licensee uses one of more of the Marks in advertising or promotional material to be circulated in the United States, and if Licensee incorporates into such advertising or promotional matter a legal notice concerning service mark ownership, such notice shall state the current registration and ownership status of the Marks in the United States, along with the fact that the Marks are used under license. Notice may take the following form, as appropriate: , PATTERN & design (), PATTERN DEVELOPMENT, PATTERN DEVELOPMENT & design (), PATTERN RENEWABLES, PATTERN RENEWABLES DEVELOPMENT, and PEG LP, are service marks and PATTERN, PATTERN ENERGY, and PATTERN ENERGY GROUP are federally-registered service marks of Pattern Energy Group Inc. Used under license.

3.4
Legal Notice, Canada. If Licensee uses one of more of the Marks in advertising or promotional material to be circulated in Canada, and if Licensee incorporates into such advertising or promotional matter a legal notice concerning service mark ownership, such notice shall state the current registration and ownership status of the Marks in Canada, along with the fact that the Marks are used under license. Notice may take the following form, as appropriate: , PATTERN & design (), PATTERN DEVELOPMENT, PATTERN DEVELOPMENT & design (),PATTERN RENEWABLES, PATTERN RENEWABLES DEVELOPMENT, PEG LP, PATTERN, PATTERN ENERGY, and PATTERN ENERGY GROUP are service marks of Pattern Energy Group LP. Used under license./, PATTERN & design (), PATTERN DEVELOPMENT, PATTERN DEVELOPMENT & design (), PATTERN RENEWABLES, PATTERN RENEWABLES DEVELOPMENT, PEG LP, PATTERN, PATTERN ENERGY, et PATTERN ENERGY GROUP sont des marques de Pattern Energy Group Inc. Utilisée sous licence.

3.5
Legal Notice, Chile. If Licensee uses one of more of the Marks in advertising or promotional material to be circulated in Chile, and if Licensee incorporates into such advertising or promotional matter a legal notice concerning service mark ownership, such notice shall state, with respect to each Mark for which a Chilean Registration has been issued or applied for, the current registration and ownership status of the Mark in Chile, along with the fact that the Marks are used under license. Notice may take the following form, as appropriate: PATTERN e PATTERN ENERGY son marcas registradas. PATTERN ENERGY GROUP es una marca comerciale. El uso de de la marcas está autorizado por su titular Pattern Energy Group Inc.

Article 4: Quality Control

4.1
Nature and Quality of Services. Licensee shall use the Marks only in connection with the Licensed Services. Licensee shall be responsible for all costs associated with marketing, offering, sale, and rendering the Licensed Services and agrees that all Licensed Services offered under one or more of the Marks shall be of a quality that is equal to or greater than that of the services that Licensor has historically provided under Marks.

4.2
Compliance with Applicable Laws. Licensee shall comply with all laws and regulations, including but not limited to federal, state, and local laws and regulations relating to consumer and environmental protection and safety, that are applicable to Licensee’s marketing, offering, sale, or rendering of the Licensed Services.

4.3
Responsibility for Vendors. If Licensee’s marketing, offering, sale, or rendering of the Licensed Services is supported by a vendor, contractor, co-venturer, broker, or other agent, Licensee shall cause such vendor, contractor, broker or other agent to comply with all pertinent obligations of Licensee pursuant to this Service Mark License Agreement From Licensor to Licensee. Licensee shall be responsible for any breach of its obligations hereunder, even if the breach was wholly or partly committed or caused by Licensee’s vendor, contractor, co-venturer, broker or other agent.

2

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP

Exhibit 10.4

4.4
Specimens of Use. In order that Licensor may ensure compliance with this Service Mark License Agreement From Licensor to Licensee, Licensee shall make available to Licensor, within ninety (90) days before or after each anniversary of the effective date of this Service Mark License Agreement From Licensor to Licensee, at least one sample of advertising or promotional material showing each of the Marks as used in connection with the Licensed Services, and/or any other documents sufficient to permit Licensor to determine whether the Licensed Services meet the standards, specifications, and directions approved by Licensor. Licensee shall be in compliance with its duty to make samples and documents available to Licensee if Licensor has the right and ability to review such samples and documents on its own initiative using publicly-available sources or as a result of its ongoing business relationship with Licensee. No failure by Licensee to make samples and documents available to Licensor shall constitute a breach of this Service Mark License Agreement From Licensor to Licensee unless such failure continues for ninety days following Licensee’s receipt of Licensor’s written demand for compliance.

4.5
Inspection of Premises. Upon written request of Licensor, at mutually convenient times, and at Licensor’s sole expense, Licensor or its duly authorized representative shall be entitled to enter onto Licensee’s places of business to test or inspect the nature and quality of the services being offered, sold, or rendered by Licensee under the Marks.

Article 5: Rights In and Protection of Marks

5.1
Licensor’s Warranty Regarding Third Party Claims. Licensor warrants that it has no knowledge of any unresolved third party claim of prior use of a mark that is confusingly similar to one or more of the Marks.

5.2
Licensor’s Ownership of Marks. As between Licensor and Licensee, ownership of the Marks and all goodwill to which the marks are appurtenant shall remain vested in Licensor during and beyond the Term, unless such ownership and goodwill is assigned in writing by Licensor to Licensee. Licensee agrees never to contest the validity of Licensor’s ownership of the Marks, Registrations, or Applications.

5.3
Licensee’s Duty to Assist. Licensee agrees to assist Licensor as needed in protecting and enforcing the Marks, including, without limitation, by assisting in prosecution of the Applications and maintenance of the Registrations.

5.4
Enforcement of Marks. Licensee shall promptly notify Licensor in writing of any potential infringements of or injuries to the Marks, Registrations, or Applications which may come to Licensee’s attention. Licensee shall not institute any claims or suits or take any other action on account of infringement of or injury to Licensor’s Marks, Registrations, or Applications without first obtaining the written consent of the Licensor. Licensor may commence or prosecute, in its own name or in the name of Licensee, at Licensor’s sole expense, any claims or suits relating to infringement of or injury to the Marks.

5.5
Defense of Infringement Claims. If Licensee is named as defendant in any third-party action for trademark infringement or unfair competition arising out of Licensee’s use of the Marks, Licensee shall provide Licensor with immediate written notice of such fact, and Licensor shall have the right, but not the obligation, to intervene in any such action and to control and direct all or part of the defense thereof, at Licensor’s sole expense.

Article 6: Indemnification and Insurance

6.1
Indemnification of Licensee. Licensor agrees that Licensee shall have no liability, and Licensor shall indemnify, defend and hold Licensee harmless against any and all damages, liabilities, reasonable attorneys’ fees and/or costs incurred by Licensee as a result of any breach or defect in the warranty set forth in Article 5.1. The provisions of this Article 6.1 shall constitute Licensee’s sole remedy against Licensor in the event of any actual or threatened third party claims of trademark infringement or unfair competition which arise from Licensee’s use of the Marks pursuant to this Service Mark License Agreement From Licensor to Licensee. Except as specifically provided in Articles 5.1, and 6.1, the Marks and the License are provided to Licensee as is, without warranty of any kind, express or implied.

6.2
Limitation on Licensor’s Liability. Except as specifically set forth in Articles 5.4, 5.5, and 6.1, Licensor assumes no liability to Licensee or any third party with respect to the business of Licensee; the quality, performance or characteristics of any services offered, sold, or rendered by Licensee; and/or Licensee’s promotion, advertising, offering, or sale of services under one or more of the Marks. Licensee agrees that Licensor shall have no such liability, and Licensee hereby agrees to indemnify, defend and hold Licensor harmless against any and all damages, liabilities, attorneys’ fees or costs reasonably incurred by Licensor in defending any actual or threatened third party claims arising from the business of Licensee; the quality, performance or characteristics of any services offered,

3

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP

Exhibit 10.4

sold, or rendered by Licensee; and/or Licensee’s promotion, advertising, offering, or sale of services under one or more of the Marks. Licensor may, through counsel of its own choosing, defend or appear in connection with any such third party claims.

6.3
Limitation on Licensee’s Liability. Licensee assumes no liability to Licensor or any third party with respect to the respect to the business of Licensor; the quality, performance or characteristics of any services offered, sold, or rendered by Licensor; and/or Licensor’s promotion, advertising, offering, or sale of services under one or more of the Marks. Licensor agrees that Licensee shall have no such liability, and Licensor hereby agrees to indemnify, defend, and hold Licensee harmless against any and all damages, liabilities, attorneys’ fees or costs reasonably incurred by Licensee in defending any actual or threatened third party claims arising from the business of Licensor; the quality, performance or characteristics of any services offered, sold, or rendered by Licensor; and/or Licensor’s promotion, advertising, offering, or sale of services under one or more of the Marks. Licensee may, through counsel of its own choosing, defend or appear in connection with any such third party claims.

Article 7: Relationship of Parties

7.1
No agency. Nothing in this Service Mark License Agreement From Licensor to Licensee shall be construed as creating an agency relationship, joint venture, or partnership between the parties or as waiving any limitations on liability to which the parties are entitled by virtue of their distinct legal forms and operations. Except as expressly provided herein, neither Licensor nor Licensee shall be responsible for any debts or obligations of the other by virtue of this Service Mark License Agreement From Licensor to Licensee or rights granted hereunder.

7.2
Survival of License. Unless terminated in accordance with Article 9, the License granted herein shall survive any sale or disposition by Licensor of any ownership interest it has or may acquire in Licensee;

Article 8: Transferability

8.1
Transferability by Licensee. Licensee shall not assign or sublicense this Service Mark License Agreement From Licensor to Licensee or any rights or obligations hereunder, whether for the benefit of creditors or otherwise, without the prior written consent of Licensor.

8.2
Transferability by Licensor. In accordance with the non-exclusive nature of the License, Licensor may assign, license, encumber, or otherwise permit use of the Marks by any person at its sole discretion and without consent of or notice to Licensee.

Article 9: Termination of License

9.1
Automatic Termination and Reversion. The License shall terminate automatically and all rights granted to Licensee hereunder shall immediately revert to Licensor upon occurrence of any of the following events: (a) Licensee is fully merged or consolidated into Licensor, (b) Licensee ceases all use of all the Marks throughout the Territory, without an intention to resume use of at least one of the Marks somewhere in the Territory, either directly or through a successor or assign approved by Licensor pursuant to Article 8.1; (c) a court of competent jurisdiction in the United States issues a final judgment or order declaring Licensee to be in voluntary bankruptcy, provided that any periods in which such judgment or order remains subject to or under appeal have elapsed. Licensee and/or its successor(s) or assign(s) shall execute any further evidence of such termination and reversion as may be reasonably requested by Licensor and/or its successor(s) or assign(s). Licensee shall cease all use of the Marks immediately upon termination and reversion pursuant to this Article 9.1.

9.2
Automatic Termination and Transfer. The License shall terminate automatically and all Licensor’s rights in the Marks, Registrations, and Applications shall be immediately transferred and assigned to Licensee, and are hereby transferred and assigned to Licensor, effective upon occurrence of any of the following events: (a) Licensor is fully merged into Licensee; (b) Licensor ceases all use of all the Marks throughout the Territory, without intention to resume use of at least one of the Marks somewhere in the Territory either directory or through a successor in interest; (c) A court of competent jurisdiction in the United States issues a final judgment or order declaring Licensor to be in voluntary bankruptcy, provided that any periods in which such judgment or order remain subject to or under appeal have elapsed. Licensor and/or its successor(s) or assign(s) shall execute any further evidence of such termination and assignment as may be reasonably requested by Licensee and/or its successor(s) or assign(s).

4

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP

Exhibit 10.4

9.3
Termination for Breach. Licensor may terminate the License at any time if Licensee commits any material breach of any provision of this Service Mark License Agreement From Licensor to Licensee and fails to remedy such breach to the satisfaction of Licensor within thirty (30) days following the date on which Licensor gives Licensee Notice of said breach. Licensee shall execute any further evidence of termination as may be reasonably requested by Licensor and shall cease all use of the Marks immediately upon termination under this Article 9.3.

Article 10: Notices

10.1
Manner of Notice. All notices, requests, demands, claims and other communications hereunder (“Notices,” each a “Notice”) shall be given or made in writing at the respective addresses of the parties as set forth below.

10.2
Timing of Notice. Any Notice shall be deemed duly given: (a) if personally delivered, when so delivered; (b) if mailed via U.S. mail, five (5) business days after having been sent by first class mail, postage prepaid, to the intended recipient as set forth below; (c) if sent through a nationally-recognized overnight delivery service that guarantees next day delivery, one business day following delivery to such service in time for next day delivery to the intended recipient; (d) if given by facsimile machine, immediately upon transmission to the facsimile machine number of the intended recipient; provided that: (i) Notice is transmitted to the copy recipient identified below contemporaneously with the transmission of Notice to the party recipient; (ii) the sender’s facsimile machine generates a transmission report showing successful delivery to the party recipient and the copy recipient; and (iii) copies of the Notice are promptly thereafter mailed or sent in accordance with Parts b or c of this Article 10.2, and (iv) if Notice is transmitted after 5:00 p.m. at the location of the receiving facsimile machine or computer, or is transmitted on a day other than a business day, Notice shall be deemed given at 9:00 a.m. on the next business day at the location of the receiving facsimile machine.

5

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP

Exhibit 10.4

10.3	Notice Recipients. All Notices shall be given to the persons and at the addresses listed below unless notification of a change is given in writing.

To Licensor:
Pattern Energy Group Inc.
Pier 1, Bay 3
San Francisco, CA 94111
Attn: General Counsel
Phone: (415)283-4000
Facsimile: (415)362-7900

To Licensee:
Pattern Energy Group 2 LP
Pier 1, Bay 3
San Francisco, CA 94111
Attn: General Counsel
Phone: (415)283-4000
Facsimile: (415)362-7900

Article 11: Miscellaneous

11.1
Severability. If any provision of this Service Mark License Agreement From Licensor to Licensee is determined to be invalid, such invalidity shall not impair the operation of other provisions of this Service Mark License Agreement From Licensor to Licensee, unless the invalid provision is a material part of the parties’ bargain, such that enforcement of the Service Mark License Agreement From Licensor to Licensee in the absence of such provision would be unjust. Where possible, an invalid provision shall be modified to cure the invalidity while giving effect to the original intent of the provision.

11.2	Modification. This Service Mark License Agreement From Licensor to Licensee may be modified or amended only by a writing executed by the parties.

11.3
Waiver. Any term or condition of this Service Mark License Agreement From Licensor to Licensee may be waived in writing at any time by the party that is entitled to the benefit of the term or condition. A waiver on one occasion shall not be deemed a waiver of the same or any other provision on a future occasion.

11.4
Choice of Law and Forum. This Service Mark License Agreement From Licensor to Licensee shall be interpreted under the laws of the state of California. Any dispute arising out of or under this Service Mark License Agreement From Licensor to Licensee or related to any matter which is the subject of this Service Mark License Agreement From Licensor to Licensee shall be subject to the exclusive jurisdiction of the state and/or federal courts located in the state of California.

11.5
Entire Agreement. This Service Mark License Agreement From Licensor to Licensee contains the entire agreement between the parties relating to the subject matter hereof, and all prior proposals, discussions or writings are superseded hereby. The terms of this Service Mark License Agreement From Licensor to Licensee shall be binding upon and shall inure to the benefit of the parties and their successors, heirs and assigns.

6

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP

Exhibit 10.4

IN WITNESS WHEREOF, the parties execute this Service Mark License Agreement From Licensor to Licensee by their duly authorized representatives on the date set forth above.

Licensor:		Licensee:
Pattern Energy Group, Inc.		Pattern Energy Group 2 LP
By:	/s/ Daniel Elkort	By:	/s/ Dyann Blaine
Name:	Daniel Elkort	Name:	Dyann Blaine
Title:	Executive Vice President	Title:	Vice President
Dated:	December 8, 2016	Dated:	December 8, 2016

7

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP

Exhibit 10.4

Appendix A – Schedule of Marks
SCHEDULE OF MARKS

I.	United States Marks

Mark:
Application	No	None
Filed		N/A
Registration No.		N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates in International Class 36;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy in International Class 39;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production in International Class 40;

Mark:
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PEG LP
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PEGI
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PATTERN DEVELOPMENT
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PATTERN ENERGY GROUP
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PATTERN RENEWABLES
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

Mark:	PATTERN RENEWABLES DEVELOPMENT
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PATTERN
Application No.	77/748,248
Filed	May 29, 2009
Registration No.	4,006,655
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates in International Class 36;

Mark:	PATTERN
Application No.	77/748,256
Filed	May 29, 2009
Registration No.	4,006,656
Services / Class:

Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy in International Class 39;

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

Mark:	PATTERN
Application No.	77/748,262
Filed	May 29, 2009
Registration No.	4,006,657
Services / Class:

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production in International Class 40;

Mark:	PATTERN ENERGY
Application No.	77/748,252
Filed	May 29, 2009
Registration No.	4,012,899
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates in International Class 36;

Mark:	PATTERN ENERGY
Application No.	77/748,259
Filed	May 29, 2009
Registration No.	4,016,341
Services / Class:

Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy in International Class 39;

Mark:	PATTERN ENERGY
Application No.	77/748,263
Filed	May 29, 2009
Registration No.	4,012,900
Services / Class:

Production of energy; providing information in the field of energy production in International Class 40;

Development of environmentally-preferable energy sources, systems, and products; providing information in the field of developing environmentally preferable energy sources, systems, and products in International Class 42.

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

II.	Canadian Marks

Mark:
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Development of environmentally-preferable sources and systems for the production of electrical energy; development of environmentally-preferable electrical energy projects; production of electrical energy; leasing of facilities, equipment, and networks for the production of electrical energy; providing information in the field of developing environmentally-preferable energy sources, systems, and products; providing information in the field of energy production; providing information in the field of leasing facilities, equipment, and networks for the production of energy;
Transmission of energy via electrical lines; collecting, storing, and discharging raw materials for the production of electrical energy; providing information in the field of transmission of environmentally-preferable energy; providing information in the field of collecting, transporting, storing, and discharging raw materials for the production of energy;
Energy brokerage services, namely buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; land acquisition and development services in the field of energy; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates; providing information about land acquisition and development in the field of energy;

Mark:
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Development of environmentally-preferable sources and systems for the production of electrical energy; development of environmentally-preferable electrical energy projects; production of electrical energy; leasing of facilities, equipment, and networks for the production of electrical energy; providing information in the field of developing environmentally-preferable energy sources, systems, and products; providing information in the field of energy production; providing information in the field of leasing facilities, equipment, and networks for the production of energy;

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

Transmission of energy via electrical lines; collecting, storing, and discharging raw materials for the production of electrical energy; providing information in the field of transmission of environmentally-preferable energy; providing information in the field of collecting, transporting, storing, and discharging raw materials for the production of energy;
Energy brokerage services, namely buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; land acquisition and development services in the field of energy; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates; providing information about land acquisition and development in the field of energy;

Mark:
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PEG LP
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PEGI
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PATTERN DEVELOPMENT
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PATTERN RENEWABLES
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PATTERN RENEWABLES DEVELOPMENT
Application No.	None
Filed	N/A
Registration No.	N/A
Services / Class:

Investment management services; investment banking services; venture capital services; financial advisory services; energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of investment management, investment banking, venture capital services, and financial advisory services; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates;
Transmission of electricity across power lines; providing information in the field of transmission of environmentally-preferable energy;

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

Development of environmentally-preferable energy sources and systems; production of energy; providing information in the field of developing environmentally-preferable energy sources and systems; providing information in the field of energy production;

Mark:	PATTERN
Application No.	1,460,235
Filed	November 24,2009
Registration No.	pending as of 09/13/2013
Registration Date.	pending as of 09/13/2013
Services / Class:

Development of environmentally-preferable sources and systems for the production of electrical energy; development of environmentally-preferable electrical energy projects; production of electrical energy; leasing of facilities, equipment, and networks for the production of electrical energy; providing information in the field of developing environmentally-preferable energy sources, systems, and products; providing information in the field of energy production; providing information in the field of leasing facilities, equipment, and networks for the production of energy
Transmission of energy via electrical lines; collecting, storing, and discharging raw materials for the production of electrical energy; providing information in the field of transmission of environmentally-preferable energy; providing information in the field of collecting, transporting, storing, and discharging raw materials for the production of energy
Energy brokerage services, namely buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; land acquisition and development services in the field of energy; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates; providing information about land acquisition and development in the field of energy

Mark:	PATTERN ENERGY
Application No.	1,603,870
Filed	November 26,2009
Registration No.	pending as of 09/13/2013
Registration Date.	pending as of 09/13/2013
Services / Class:

energy brokerage services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely, buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates

Transmission of energy via electrical lines; providing information in the field of transmission of environmentally-preferable energy

Development of environmentally-preferable sources and systems for the production of electrical energy; development of environmentally-preferable electrical energy projects; production of electrical energy; leasing of facilities, equipment, and networks for the production of electrical energy; providing information in the field of developing environmentally-preferable energy sources, systems, and products; providing information in the field of energy production; providing information in the field of leasing facilities, equipment, and networks for the production of energy; collecting, storing,

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

and discharging raw materials for the production of electrical energy; providing information in the field of collecting, transporting, storing, and discharging raw materials for the production of energy; land acquisition and development services in the field of energy; providing information about land acquisition and development in the field of energy

Mark:	PATTERN ENERGY GROUP
Application No.	1,460,241
Filed	November 24,2009
Registration No.	pending as of 09/13/2013
Registration Date.	pending as of 09/13/2013
Services/Class:

Development of environmentally-preferable sources and systems for the production of electrical energy; development of environmentally-preferable electrical energy projects; production of electrical energy; leasing of facilities, equipment, and networks for the production of electrical energy; providing information in the field of developing environmentally-preferable energy sources, systems, and products; providing information in the field of energy production; providing information in the field of leasing facilities, equipment, and networks for the production of energy
Transmission of energy via electrical lines; collecting, storing, and discharging raw materials for the production of electrical energy; providing information in the field of transmission of environmentally-preferable energy; providing information in the field of collecting, transporting, storing, and discharging raw materials for the production of energy
Energy brokerage services, namely buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; commodity exchange services, namely buying, selling, and trading energy, renewable energy certificates, carbon offset credits, and emission credits; land acquisition and development services in the field of energy; providing information in the field of energy brokerage services consisting of the purchase, sale, and trading of energy, renewable energy certificates, carbon offset credits, and emission credits; providing information in the field of commodity exchange services consisting of the purchase, sale and trading of energy and renewable energy certificates; providing information about land acquisition and development in the field of energy

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS

Exhibit 10.4

III.	Chilean Marks

Mark:	PATTERN
Application No.	1001978
Filed	April 9, 2012
Registration No.	1017107
Registration Date	June 24, 2013
Services / Class:

Seguros; negocios financieros; negocios monetarios; negocios inmobiliarios de la Clase 36; transporte; embalaje y almacenaje de mercancias; organizacion de viajes de la Clase 39; tratamiento de materiales de la Clase 40 (insurance; financial affairs; monetary affairs; real estate affairs in International Class 36; transport, packaging and storage of goods, and travel arrangement in International Class 39; treatment of materials in International Class 040).

Mark:	PATTERN ENERGY
Application No.	1001980
Filed	April 9, 2012
Registration No.	107109
Registration Date	June 24, 2013
Services / Class:

Seguros; negocios financieros; negocios monetarios; negocios inmobiliarios de la Clase 36; transporte; embalaje y almacenaje de mercancias; organizacion de viajes de la Clase 39 (insurance; financial affairs; monetary affairs; real estate affairs in International Class 36; transport, packaging and storage of goods, and travel arrangement in International Class 39).

Mark:	PATTERN ENERGY GROUP
Application No.	1001982
Filed	April 9, 2012
Registration No.	pending as of 09/30/2013
Registration Date	pending as of 09/30/2013
Services / Class:

Tratamiento de materiales de la Clase 40 (treatment of materials in International Class 40).

SERVICE MARK LICENSE AGREEMENT – PEG 2 LP
APPENDIX A – SCHEDULE OF MARKS